Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Players Network (the “Company”) on Form 10-Q for the six months ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Bradley, in my capacity as Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2008

/s/ Mark Bradley
Mark Bradley
Principal Executive and Principal Accounting Officer